EXHIBIT 99.6

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned Reporting Persons hereby agrees to the joint filing, along with all other such Reporting Persons, on behalf of each of them of a statement on Schedule 13D/A (including amendments thereto) with respect to the common stock, par value $0.001 per share, of The Parent Company, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of this 15th day of July, 2008.


                                   D. E. SHAW LAMINAR ACQUISITION HOLDINGS 3,
                                   L.L.C.
                                   By: D. E. Shaw & Co., L.L.C., as Manager

                                  By:   /s/ Rochelle Elias
                                       -----------------------------------------
                                       Name:  Rochelle Elias
                                       Title: Chief Compliance Officer

                                 D. E. SHAW & CO., L.L.C.

                                 By:   /s/ Rochelle Elias
                                       -----------------------------------------
                                       Name:  Rochelle Elias
                                       Title: Chief Compliance Officer

                                 LAMINAR DIRECT CAPITAL, L.L.C.
                                 By: D. E. Shaw & Co., L.P., as Managing Member

                                 By:   /s/ Rochelle Elias
                                       -----------------------------------------
                                       Name:  Rochelle Elias
                                       Title: Chief Compliance Officer

                                 D. E. SHAW & CO., L.P.

                                 By:   /s/ Rochelle Elias
                                       -----------------------------------------
                                       Name:  Rochelle Elias
                                       Title: Chief Compliance Officer

                                 DAVID E. SHAW

                                 By:   /s/ Rochelle Elias
                                       -----------------------------------------
                                       Name:  Rochelle Elias
                                       Title: Attorney-in-Fact for David E. Shaw